UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22958

                Duff & Phelps Select MLP and Midstream Energy Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson St.

                                   Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

Virtus Investment Partners, Inc.

One Financial Plaza

                                    Hartford, CT 06103

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7788

Date of fiscal year end: November 30

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value
May 31, 2019

MESSAGE TO SHAREHOLDERS
Dear Duff & Phelps Select MLP and Midstream Energy Fund Inc. Shareholder:
I am pleased to share the semiannual report for the Duff & Phelps Select MLP and Midstream Energy Fund (DSE), which discusses performance for the six months ended May 31, 2019.
This report includes commentary from the portfolio management team at Duff & Phelps Investment Management on the U.S. energy market and the fund’s performance during the period.
For the six months ended May 31, 2019, the fund’s net asset value (NAV) increased 3.10%, including $0.30 in reinvested distributions, and its market price increased 2.71%. For the same period, the Alerian MLP Index returned 3.29% and the average NAV of the constituents of the Lipper Energy MLP Closed-End Fund category increased 2.85%1, including reinvested dividends.
It should be noted that the steep stock market drop in December 2018 was a drag on the fund’s performance during the period. However, on a calendar year basis, for the period January 1 through June 30, 2019, the fund’s NAV increased 25.26%, while the benchmark index returned 16.96%, both including reinvested distributions, and the fund’s market value increased 31.30%.
This report also includes the results of the fund’s annual shareholder meeting held on May 21, 2019. In addition, as announced on July 3, 2019 via press release, the Fund will hold a special meeting of shareholders on November 1, 2019. The purpose of the meeting is to vote on a proposal to elect new directors. Additional information on this proposal is contained in the “subsequent events” section of this report, as well as in the press release located on the fund’s webpage at virtus.com. Proxy materials relating to the special meeting will be mailed to shareholders later this summer. Your vote is important and I hope you will carefully review the additional information herein. The members of the Board support the election of these directors.
On behalf of the investment professionals at Duff & Phelps, I thank our shareholders for entrusting your assets to us. If you have any questions, our customer service team is available to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.
Sincerely,
George R. Aylward
President, Chief Executive Officer, and Director
Duff & Phelps Select MLP and Midstream Energy Fund Inc.
July 2019

1Average NAV performance as calculated for the Lipper Energy MLP Closed-End Peer Group may differ from any constituent fund’s stated performance.
Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above. Any market index referenced herein is unmanaged; its returns do not reflect any fees, expenses, or sales charges; and is not available for direct investment.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
May 31, 2019
About the Fund:
The Duff & Phelps Select MLP and Midstream Energy Fund Inc. (NYSE: DSE) (the “Fund”) invests at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”) and midstream energy companies that are not organized as MLPs. The Fund’s “Managed Assets” are equal to its net assets plus any outstanding preferred stock and/or borrowings made for the purpose of leverage. The Fund may invest up to 20% of its Managed Assets in securities of issuers either: (i) in the energy sector and that are not midstream energy companies or (ii) that produce products that are primarily for the use of companies in the energy sector (such as sand miners, certain chemical companies, and coking coal processors). The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
As of May 31, 2019, the Fund’s leverage consisted of $35 million in outstanding Fixed Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) and $40 million of borrowings made pursuant to a line of credit which combined represented approximately 36% of the Fund’s total assets.
Manager Comments – Duff & Phelps Investment Management Co. (“DPIM”)
The Duff & Phelps Select MLP and Midstream Energy Fund Inc. is subadvised by Duff & Phelps Investment Management Co., and managed by a team of two dedicated MLP investment professionals with average industry experience of more than 19 years: David D. Grumhaus, Jr., Senior Portfolio Manager, and Charles Georgas, CFA, Portfolio Manager. The following commentary is provided by the portfolio management team at DPIM, and covers the period from December 1, 2018 through May 31, 2019.
How did the markets perform during the fiscal six months ended May 31, 2019?
Despite a rough start to the fiscal period, as the midstream energy and MLP sector plunged with the rest of market in December 2018, the sector rallied back to finish the six month period up 3.29% (as measured by the Alerian MLP Index), easily outpacing the broader market (as measured by the S&P 500® Index), which was up just 0.74%. Midstream continued to benefit from strong fundamentals and a robust outlook around North American energy production.
The U.S. continued to play a larger role in global energy markets as U.S. exports expanded. On the natural gas side, five new liquefied natural gas (LNG) liquefaction facilities are scheduled to come online in the U.S. in 2019, including Cheniere’s Corpus 2 and Sempra Energy’s Cameron I, which have started up. These 2019 facilities are expected to increase natural gas exports over two billion cubic feet per day by year-end. Meanwhile, U.S. oil continued to capture a greater share of the global oil market as production cuts by OPEC, combined with geopolitical issues in Venezuela and Iran, curtailed global supply. U.S. oil production remained an important tailwind for midstream energy stocks. Volatile oil prices had a more mixed effect on the sector. Oil prices fell sharply in December with the rest of the market, but then rallied over the next four months, hitting a high of $66.30 in late April. Unfortunately, oil prices fell almost $10 in the last 10 days of May, with oil closing the month at $53.50, only a couple of dollars higher than where it began the six-month period. However, during the May sell-down, the market saw a
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2019
de-linkage between the performance of midstream stocks and the performance of both oil and other energy stocks.
The structure and governance of the midstream sector also continued to improve. All five of the simplification restructurings announced in the fall of 2018 (Enlink Midstream, Antero Midstream, Western Midstream, Valero Partners, and EQGP) closed during the fiscal six-month period. In addition, Marathon Petroleum’s two MLPs, MPLX and Andeavor Logistics, agreed to combine. Meanwhile, two general partners, Noble Energy and Occidental (through its acquisition of Anadarko), said they were considering selling their MLPs. Both of these transactions are likely to be watched carefully. The buyers are expected to be private equity, but until the deals are announced, it is unclear what this could mean for the MLPs. That said, these transactions likely reflect the continued interest of private equity in the midstream space. Although the sector continued to struggle with negative fund flows, private equity appeared anxious to participate. The biggest news of the six months was the buyout of Buckeye Partners by the IFM Global Infrastructure Fund from Australia. The sector had seen numerous asset sales and joint ventures with private equity and infrastructure funds, but this was the first full MLP takeout.
Overall, the midstream sector performed well during a bumpy period for the stock market. It is never easy for a sector to recover from a decline when the overall market is experiencing the volatility that we saw over the six-month period. Nevertheless, despite negative retail flows, the sector outperformed the broader market as midstream companies continued to put up better earnings, and management teams continued to express confidence in their businesses.
What factors affected the Fund’s performance during the six-month period?
The Fund slightly underperformed the Alerian MLP Index on a net asset value (NAV) basis, gaining 3.10% vs. 3.29% for the Index. On a market basis, the Fund was up 2.71% as the Fund’s discount to NAV widened slightly during the six months ended May 31, 2019. The Fund’s Lipper peer group was up 2.85% for the period.
Relative to the Alerian Index, the Fund enjoyed strong outperformance in the small- and mid-cap midstream sectors, but underperformed in large-cap pipelines as Buckeye (see above) was a significant holding in the benchmark. The Fund had added Buckeye in March 2019 based on valuation and improving fundamentals, but the Fund’s position size was significantly less than the benchmark weighting.
The top positive contributors for the six-month period were NGL Energy Partners, Tallgrass Energy, and Cheniere Energy Partners. NGL rallied as it sold assets to improve its balance sheet and made a number of attractive acquisitions of water service companies. Tallgrass rallied in December 2018 on rumors that it was pursuing a transaction to take it private. Blackstone ended up buying the general partner and controlling interest, but left the limited partner separate. Cheniere Energy Partners performed well as the company signed tolling contracts for Sabine 6 and the project moved closer to final investment decision.
The worst performing names for the Fund were Targa Resources Partners, CNX Midstream, and MPLX. Targa was hurt by volatile oil prices and poor first quarter earnings as the company waited for a number of new projects to come online, scheduled for later this year. CNX Midstream fell on weak natural gas prices and concerns about future slowing gas production in the Marcellus/Utica shale formation. MPLX underperformed on fears about future Marcellus/Utica
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2019
gas production, as well as the delayed announcement of a merger with Andeavor Logistics. While the market was anticipating the deal, it was not announced until May 8, causing concerns.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
There can be no assurance that the Fund will achieve its investment objective.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets. The Fund has elected to be treated as a “C” corporation, for United States federal and state income tax purposes. Accordingly, the Fund may pay federal and applicable state corporate taxes.
Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.
Midstream Energy Sector Concentration: The Fund’s investments are concentrated in the midstream energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy.
Market Price/NAV: Shares of closed-end funds often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.
Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the shares of the Fund is subject to loss of principal; shares may decrease in value.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

OUR PRIVACY COMMITMENT
Duff & Phelps Select MLP And Midstream Energy Fund Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.
Information We Collect
We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:
•  Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and
•  Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).
Information Disclosed in Administering Products and Services
We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.
Procedures to Protect Confidentiality and Security of Your Personal Information
We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.
We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our website and/or other communications.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
May 31, 2019
The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments as of May 31, 2019.
Country Weightings
United States	92%
Marshall Island	6
Canada	2
Total	100%
Sector Weightings
Traditional Midstream	83%
Downstream/Other	11
Marine/Shipping	6
Total	100%

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
KEY INVESTMENT TERMS (Unaudited)
May 31, 2019
Alerian MLP Index
The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses, or sales charges, and it is not available for direct investment.
Lipper Energy MLP Closed-End Fund Average (“Lipper peer group”)
The Lipper Energy MLP Closed-End Fund Average is the average net asset value (NAV) performance of all funds within the Lipper fund classification of Energy MLP closed-end funds, which invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage, and processing of minerals and natural resources. Returns include the reinvestment of all distributions, including returns of capital, if any, calculated among the funds.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Master Limited Partnerships (MLPs)
Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in the Internal Revenue Code in order to be treated as partnerships for United States federal income tax purposes.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Duff & Phelps Select MLP and Midstream Energy Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—28.8%
Diversified—2.5%
ONEOK, Inc.	52,201	$ 3,321
Gathering/Processing—14.7%
Antero Midstream Corp.	595,000	7,271
Targa Resources Corp.	316,375	12,168
		19,439

Natural Gas Pipelines—8.4%
Williams Cos., Inc. (The)	420,617	11,096
Petroleum Transportation & Storage—3.2%
Enbridge, Inc.	117,325	4,326
Total Common Stocks (Identified Cost $36,112)		38,182

Master Limited Partnerships and Related Companies—127.2%
Diversified—40.3%
Energy Transfer LP	1,543,092	21,202
Enterprise Products Partners LP	468,000	13,053
MPLX LP	443,499	13,562
NGL Energy Partners LP	380,000	5,639
		53,456

Downstream/Other—16.5%
Cheniere Energy Partners LP	210,000	8,765
Sunoco LP	278,000	8,329
USA Compression Partners LP	275,000	4,694
		21,788

Gathering/Processing—26.9%
CNX Midstream Partners LP	110,000	1,613
DCP Midstream LP	241,000	7,331
Enable Midstream Partners LP	540,000	7,015
	Shares	Value

Gathering/Processing—continued
EnLink Midstream LLC	346,859	$ 3,600
EQM Midstream Partners LP	64,706	2,789
Hess Midstream Partners LP	241,361	4,658
Western Midstream Partners LP	295,850	8,636
		35,642

Marine/Shipping—9.7%
GasLog Partners LP	346,830	7,329
Golar LNG Partners LP	215,000	2,414
KNOT Offshore Partners LP	166,000	3,127
		12,870

Natural Gas Pipelines—6.2%
Tallgrass Energy LP	345,000	8,208
Petroleum Transportation & Storage—27.6%
Andeavor Logistics LP	110,922	3,869
Buckeye Partners LP	100,000	4,076
Genesis Energy LP	330,000	7,200
Magellan Midstream Partners LP	72,000	4,428
NuStar Energy LP	235,000	6,336
Phillips 66 Partners LP	70,000	3,359
Plains All American Pipeline LP	325,000	7,348
		36,616

Total Master Limited Partnerships and Related Companies (Identified Cost $181,987)		168,580

Total Long-Term Investments—156.0% (Identified Cost $218,099)		206,762
See Notes to Financial Statements.

Duff & Phelps Select MLP and Midstream Energy Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2019
($ reported in thousands)
Value

TOTAL INVESTMENTS—156.0% (Identified Cost $218,099)	$206,762 (1)
Other assets and liabilities, net—(56.0)%	(74,231)
NET ASSETS—100.0%	$132,531

Footnote Legend:
(1)	All or a portion of the portfolio segregated as collateral for borrowings.

The following table summarizes the market value of the Fund’s investments as of May 31, 2019 , based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$ 38,182	$ 38,182
Master Limited Partnerships and Related Companies	168,580	168,580
Total Investments	$206,762	$206,762
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at May 31, 2019.
There were no transfers into or out of Level 3 related to securities held at May 31, 2019.
See Notes to Financial Statements.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2019
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $218,099)	$ 206,762
Cash	423
Receivables
Investment securities sold	1,019
Dividends	55
Alternative minimum tax credit (Note 5)	25
Prepaid Directors’ retainer	16
Prepaid expenses	51
Total assets	208,351
Liabilities
Borrowings (Note 7)	40,000
Fixed rate mandatory redeemable preferred shares (liquidation preference $35,000, net of deferred offering costs of $401) (Note 8)	34,599
Payables
Investment securities purchased	518
Interest on fixed rate mandatory redeemable preferred shares (Note 8)	262
Investment advisory fees	183
Professional fees	183
Administration and accounting fees	21
Interest on borrowings (Note 7)	15
Other accrued expenses	39
Total liabilities	75,820
Net Assets	$ 132,531
Net Assets Consist of:
Common stock ($0.001 par value 100,000,000 shares authorized)	$ 26
Capital paid in on shares of beneficial interest, net of taxes	375,722
Total distributable earnings (loss)	(243,217)
Net Assets	$ 132,531
Net Asset Value Per Share
(Net assets/shares outstanding) Shares outstanding 26,208,607	$ 5.06
See Notes to Financial Statements.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF OPERATIONS (Unaudited)
SIX MONTHS ENDED May 31, 2019
($ reported in thousands)
Investment Income
Dividends and distributions	$ 8,995
Less return of capital distributions (Note 2C)	(8,276)
Total investment income	719
Expenses
Investment advisory fees	1,072
Administration and accounting fees	158
Professional fees	125
Directors’ fees and expenses	101
Printing fees and expenses	37
Amortization of offering costs on mandatory redeemable preferred shares (Note 8)	37
Transfer agent fees and expenses	7
Custodian fees	2
Miscellaneous expenses	46
Total expenses before interest expense	1,585
Interest expense on mandatory redeemable preferred shares (Note 8)	785
Interest expense on borrowings (Note 7)	722
Total expenses after interest expense	3,092
Net investment income (loss) before income taxes	(2,373)
Net tax benefit (expense)	—
Net investment income (loss)	(2,373)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on Investments before income taxes	(15,335)
Net tax benefit (expense)	—
Net realized gain (loss) on investments	(15,335)
Net change in unrealized appreciation (depreciation) on Investments before income taxes	21,776
Net tax benefit (expense)	—
Net change in unrealized appreciation (depreciation) on investments	21,776
Net realized and unrealized gain (loss) on investments after income taxes	6,441
Net increase (decrease) in net assets resulting from operations	$ 4,068
See Notes to Financial Statements.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Six Months Ended May 31, 2019 (Unaudited)	Year Ended November 30, 2018
INCREASE (DECREASE) IN NET ASSETS From Operations
Net investment income (loss)	$ (2,373)	$ (5,720)
Net realized gain (loss)	(15,335)	(13,069)
Net change in unrealized appreciation (depreciation)	21,776	27,351
Increase (decrease) in net assets resulting from operations	4,068	8,562
From Distributions to Shareholders
Return of capital	(7,863) (1)	(17,543)
Decrease in net assets from distributions to shareholders	(7,863)	(17,543)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (0 and 60,763 shares, respectively)	—	352
Increase (decrease) in net assets from capital transactions	—	352
Net increase (decrease) in net assets	(3,795)	(8,629)
Net Assets
Beginning of period	136,326	144,955
End of period	$132,531	$136,326

(1)	Please note that the tax status of our distributions is determined at the end of the tax year. However, based on interim data as of May 31, 2019, we estimate 100% of the distributions will represent return of capital.
See Notes to Financial Statements.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF CASH FLOWS (Unaudited)
FOR THE SIX MONTHS ENDED May 31, 2019
($ reported in thousands)
Increase (Decrease) in cash
Cash Flows provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 4,068
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	46,391
(Increase) Decrease in investment securities sold receivable	(385)
Purchases of long-term investments	(34,198)
Increase (Decrease) in investment securities purchased payable	(730)
Net change in unrealized (appreciation)/depreciation on investments	(21,776)
Net realized (gain)/loss on investments	15,335
Return of capital distributions on investments	8,276
Amortization of deferred offering costs	37
(Increase) Decrease in dividends receivable	(55)
(Increase) Decrease in prepaid expenses	(42)
Increase (Decrease) in interest payable on fixed rate mandatory redeemable preferred shares and borrowings	14
(Increase) Decrease in prepaid Directors’ retainer	(2)
Increase (Decrease) in non-affiliated expenses payable	9
Increase (Decrease) in affiliated expenses payable	(5)
Cash provided by (used for) operating activities	16,937
Cash provided (used for) financing activites:
Cash payments to reduce borrowings	(10,000)
Cash distribution paid to shareholders	(7,863)
Cash provided (used for) financing activites:	(17,863)
Net increase (decrease) in cash	(926)
Cash
Cash at beginning of period	1,349
Cash at end of period	$ 423
Supplemental cash flow information:
Cash paid during the period for interest expense on borrowings	$ 711
Cash paid during the period for interest expense on fixed rate mandatory redeemable preferred shares	782
See Notes to Financial Statements.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended May 31, 2019 (Unaudited)	Year Ended November 30,
			2018	2017	2016	2015
PER SHARE DATA:
Net asset value, beginning of period	$ 5.20	$ 5.54	$ 7.40	$ 7.47	$ 17.35
Income (loss) from investment operations:
Net investment income (loss)(3)	(0.09)	(0.22)	(0.20)	(0.10)	(0.15)
Net realized and unrealized gain (loss)	0.25	0.55	(0.78)	0.91	(8.15)
Total from investment operations	0.16	0.33	(0.98)	0.81	(8.30)
Dividends and Distributions to Shareholders:
Return of capital	(0.30)	(0.67)	(0.88)	(0.88)	(1.58)
Total dividends and distributions to shareholders	(0.30)	(0.67)	(0.88)	(0.88)	(1.58)
Net asset value, end of period	$ 5.06	$ 5.20	$ 5.54	$ 7.40	$ 7.47
Market value, end of period(4)	$ 4.74	$ 4.89	$ 5.37	$ 7.47	$ 7.29
Total return, net asset value(5)	3.10% (6)	5.51%	(14.36)%	13.58%	(50.79)%
Total return, market value(5)	2.71% (6)	2.36%	(17.77)%	17.48%	(47.24)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(7)	4.48% (8)	4.07%	3.40%	2.52%	2.28%
Ratio of net investment income (loss) to average net assets	(3.44)% (8)	(3.69)%	(2.86)%	(1.59)%	(1.20)%
Portfolio turnover rate	16% (6)	33%	20%	28%	20%
Net assets, end of period (000’s)	$132,531	$136,326	$144,955	$192,860	$194,066
Borrowings, end of period (000’s)	$ 40,000	$ 50,000	$ 50,000	$ 78,000	$ 94,500
Mandatory redeemable preferred shares, end of period (000’s)	$ 35,000	$ 35,000	$ 35,000	$ —	$ —
Asset coverage, per $1,000 principal amount of borrowings(10)	$ 5,188	$ 4,427	$ 4,599	$ 3,473	$ 3,054
Asset coverage ratio on total leverage (borrowings and mandatory redeemable preferred shares)(11)	277%	260%	271%	—%	—%
Asset coverage, per $25 liquidation preference per share of mandatory redeemable preferred shares(12)	$ 69	$ 65	$ 68	$ —	$ —

(1)	The Fund commenced operations on June 25, 2014, the date which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90.
(3)	Calculated using average shares outstanding.
(4)	Closing Price – New York Stock Exchange.
(5)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

See Notes to Financial Statements.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
From Inception(1) to November 30, 2014

PER SHARE DATA:
Net asset value, beginning of period	$ 19.10(1)(2)
Income (loss) from investment operations:
Net investment income (loss)(3)	(0.09)
Net realized and unrealized gain (loss)	(1.30)
Total from investment operations	(1.39)
Dividends and Distributions to Shareholders:
Return of capital	(0.32)
Total dividends and distributions to shareholders	(0.32)
Offering costs charged to paid in capital	(0.04)
Net asset value, end of period	$ 17.35
Market value, end of period(4)	$ 15.80
Total return, net asset value(5)	(7.64)% (6)
Total return, market value(5)	(19.72)% (6)
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(7)	2.02% (8)(9)
Ratio of net investment income (loss) to average net assets	(1.16)% (8)(9)
Portfolio turnover rate	22% (6)
Net assets, end of period (000’s)	$448,635
Borrowings, end of period (000’s)	$193,500
Asset coverage, per $1,000 principal amount of borrowings(10)	$ 3,319

(6)	Not annualized.
(7)	Ratio of total expenses to average net assets, before interest expense and before tax benefit (expense) was 2.30%, 2.17%, 2.09%, 1.97%, 1.84%, and 1.73% for the periods ended May 31, 2019, November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015, and November 30, 2014, respectively.
(8)	Annualized.
(9)	Ratio is calculated starting June 30, 2014, the date the Fund began accruing expenses.
(10)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
(11)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings and mandatory redeemable preferred shares at the end of the period.
(12)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings and mandatory redeemable preferred shares at the end of the period multiplied by $25.
See Notes to Financial Statements.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2019
Note 1. Organization
Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) is organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated as a Maryland corporation on March 28, 2014. The Fund’s initial public offering was on June 25, 2014, and the Fund commenced investment operations on June 30, 2014. The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
C.	Investment Income and Return of Capital Estimates
The Fund invests a portion of its assets in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.
The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the period ended May 31, 2019, the Fund estimates that 100% of the MLP distributions received will be treated as a return of capital.
D.	Federal and State Income Taxes
Due to the fact that the Fund invests primarily in MLPs, it cannot qualify as a Regulated Investment Company under current tax laws. Thus, the Fund is treated as a regular corporation, or “C” corporation, for U.S. income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at statutory rates applicable to “C” corporations at a flat rate of 21%. In addition, as a “C” corporation, the Fund is subject to various state income taxes due to its investments in MLPs (state effective rate currently estimated at 2.27%, net of federal tax benefit). As a limited partner in the MLPs, the Fund includes its distributable share of the MLP’s taxable income in computing its own taxable income.
E.	Income Tax Accounting Policy
The Fund applies ASC 740 (Income Taxes) in computing the income tax provision. The Fund records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, and (ii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based upon whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Fund considers all positive and negative evidence in assessing any valuation allowance including the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused. The Fund also accrues additional tax expense relating to uncertain tax positions and includes interest and penalties on such positions as a component of tax expense.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
F.	Distributions to Shareholders
Distributions to shareholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach in amounts based on the Fund’s net cash flow received from portfolio investments, i.e., cash distributions received from the Fund’s investments in MLPs less expenses.
The estimated character of the distributions paid will either be dividends (ordinary income eligible to be treated as qualified dividend income) or returns of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in amounts greater than the Fund’s current and accumulated earnings and profits will represent returns of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares (or decrease the realized loss). Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period. The Fund is unable to make a final determination as to the tax character of distributions until after the end of the calendar year when the Fund can determine earnings and profits for federal income tax purposes.
The Fund will inform shareholders of the final tax character of its distributions on Form 1099-DIV in February 2020. For the period ended May 31, 2019, we currently estimate that 100% of the distributions will be considered returns of capital for federal income tax purposes.
G.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
H.	Expenses
Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Adviser
Virtus Alternative Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser supervises the Fund’s investment program and general operations of the Fund, including the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding preferred stock, borrowings or other indebtedness entered into for the purpose of leverage).
B.	Subadviser
Duff & Phelps Investment Management Co. (“DPIM”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the Fund. The subadviser is responsible for the day-to-day portfolio management of the Fund for which they are paid a fee by the Adviser.
C.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as the administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily managed assets. This fee is calculated daily and paid monthly.
For the period ended May 31, 2019, the Fund incurred administration fees totaling $108 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
D.	Directors’ Fees
For the period ended May 31, 2019, the Fund incurred Directors’ fees totaling $86 which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the period ended May 31, 2019, were as follows:
Purchases	Sales
$34,198	$46,391
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended May 31, 2019.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
Note 5. Income Tax Information
($ reported in thousands)
The Fund’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Fund as of the period ended May 31, 2019. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes. The Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.
The Fund’s income tax provision consists of the following as of May 31, 2019:
	Current Tax expense (benefit)	Deferred tax expense (benefit)	Valuation Allowance expense (benefit)	Total Tax expense (benefit)
Federal tax expense (benefit)	$—	$1,207	$(1,207)	$—
State tax expense (benefit)	—	166	(166)	—
Total tax expense (benefit)	$—	$1,373	$(1,373)	$—
The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) is as follows:
	Amount	Rate
Application of statutory income tax rate	$ 854	21.00%
State income taxes, net of federal benefit	92	2.27
Permanent differences, net	156	3.84
Other	(17)	(0.41)
Expiration of prior year capital losses	263	6.45
Effect of valuation allowance	(1,348)	(33.15)
Total income tax expense (benefit)	$ —	—%

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
Components of the Fund’s net deferred tax asset (liability) as of May 31, 2019, are as follows:
Deferred Tax Asset:
Capital loss carryforward (tax basis)	$ 47,884
Net operating loss carryforward (tax basis)	16,691
Other	267
Deferred Tax Liabilities:
Unrealized gain (tax basis)	(9,100)
Net deferred tax asset before valuation allowance	55,742
Less: Valuation allowance	(55,742)
Net deferred tax asset (liability)	$ —
With regard to its investments in MLPs, the Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held, and to estimate their associated deferred tax benefit/liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/liability which may have a material impact on the Fund’s NAV. Realization of the deferred tax assets and carryforwards are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards.
At May 31, 2019, the Fund had net operating loss carryforwards (“NOL”) available for federal income tax purposes of $71,732. The Tax Cut and Jobs Act (“Tax Reform Bill”) enacted on December 22, 2017, eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. Therefore, net operating losses that may be generated by the Fund in the future are eligible to be carried forward indefinitely to offset income generated by the Fund in those years but are no longer eligible to be carried back. The Tax Reform Bill also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. The Fund has NOLs of $61,398 that will expire between 2033 to 2037, NOLs of $6,951 that can be carried forward indefinitely, and NOLs of $3,383 that can be carried forward indefinitely but subject to limitation. Additionally, as of May 31, 2019, the Fund had accumulated capital loss carryforwards of $205,783 which are carried forward for 5 years. If not utilized, such capital losses will expire in years 2019 through 2024. The Fund has recorded a valuation allowance of $55,742 for the net deferred tax asset at May 31, 2019.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s tax years, November 30, 2015, November 30, 2016, November 30, 2017, and November 30, 2018 remain subject to examination by tax authorities in the United States. Currently, the Fund is not under IRS examination. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
At May 31, 2019, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held is as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 167,648	$ 46,215	$ (7,101)	$ 39,114
The differences between the book basis and tax basis of unrealized appreciation (depreciation) and the cost of investments is primarily attributable to MLP earnings and basis adjustments.
Note 6. Credit and Sector Risk
The Fund may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors may have a greater impact on the Fund, positive or negative, than if the Fund did not invest in such sectors.
The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not concentrate in the sector. The performance of the securities in the energy sector may lag the performance of other industries or the broader market as a whole.
The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.
Note 7. Borrowings
($ reported in thousands)
On July 20, 2018, the Fund renewed its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $66,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at London Interbank Offered Rate (“LIBOR”) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees accrued for the period ended May 31, 2019 were $27 and are included in the “Interest expense on borrowings” line of the Statement of Operations. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and the approval of the Board. The Agreement can also be converted into a 179 day fixed term facility, one time at the Fund’s option. For the period ended May 31, 2019, the average daily borrowings under

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
the Agreement and the weighted daily average interest rate were $41,648 and 3.30%, respectively. At May 31, 2019, the amount of such outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$40,000	3.265%
Note 8. Fixed Rate Mandatory Redeemable Preferred Shares
On February 8, 2017, the Fund issued 1,400,000 Mandatory Redeemable Preferred Shares (“MRP Shares”) in two series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s outstanding loan under its credit agreement and to make additional investments.
Key terms of each series of MRP Shares at May 31, 2019 are as follows:
Series	Shares Outstanding	Liquidation Preference	Rate	Mandatory Redemption Date
A	400,000	$10,000,000	4.02%	2/08/2022
B	1,000,000	25,000,000	4.65%	2/08/2027
Total	1,400,000	$35,000,000
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization expense of these deferred offering costs of $36,522 is included under the caption “Amortization of offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Fixed rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December. These dividend payments are shown on the Statement of Operations under the caption “Interest expense on mandatory redeemable preferred shares.”
MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The MRP Shares are not listed on any exchange or automated quotation system. The fair value of the MRP Shares is estimated to be their liquidation preference. The MRP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.
Note 9.  Indemnifications
Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Transactions
At May 31, 2019, the Fund had one class of common stock, par value $0.001 per share, of which 100,000,000 shares are authorized and 26,208,607 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended May 31, 2019 and November 30, 2018, there were 0 and 60,763 shares issued pursuant to the Plan, respectively.
Note 11. Regulatory Matters and Litigation
From time to time, the Adviser, DPIM and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 12. Recent Accounting Pronouncement
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2019
Note 13. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in these financial statements.
On July 3, 2019, the Board of Directors of the Fund announced via press release that the Fund will hold a joint special meeting of shareholders on November 1, 2019. Shareholders will be asked to elect the following new directors: Geraldine M. McNamara as a Class I director, Donald C. Burke, John R. Mallin, and Sidney E. Harris as Class II directors, and Connie D. McDaniel as a Class III director. Also, Thomas J. Brown, Hassell H. McClellan and Richard E. Segerson were appointed, effective as of January 1, 2020, as Advisory Board Members to serve as the members the Fund’s Advisory Board. Messrs. Brown and McClellan were appointed to terms that expire on January 1, 2021, and Mr. Segerson was appointed to a term that expires in January 1, 2022. Advisory Board Members are not voting members of any of the Funds’ Boards of Directors and they provide advice to the Boards, as requested. Each of these nominees and advisory directors currently serve on the board of the Virtus open-end funds. If the nominated directors are elected, the Fund’s total annual operating expense ratio and individual share of directors’ expenses are expected to decrease as a result of director expenses being shared with other Virtus funds that the directors will also oversee.

CERTIFICATION
The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
For periods prior to the quarter ending August 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at https://www.sec.gov.
Effective August 31, 2019, the Fund will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT will be available on the SEC’s website at https://www.sec.gov.

Report on Annual Meeting of Shareholders
The Annual Meeting of Shareholders of Duff & Phelps Select MLP and Midstream Energy Fund Inc. was held on May 21, 2019. The meeting was held for purposes of electing three (3) nominees to the Board of Directors. Two Directors were elected by the holders of the Fund’s common and preferred shares voting together as a single class, and one Director was elected by the holders of the Fund’s preferred shares.
The results were as follows:
Election of Directors	Votes For	Votes Withheld
James B. Rogers, Jr.	17,987,388	6,914,944
R. Keith Walton	24,217,117	685,215
Brian T. Zino	1,400,000	0
Based on the foregoing, James B. Rogers, Jr., R. Keith Walton, and Brian T. Zino were re-elected to the Board of Directors. The Fund’s other Directors who continue in office are George R. Aylward, Philip R. McLoughlin, William R. Moyer, and James M. Oates.

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DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
101 Munson Street
Greenfield, MA 01301-9668
Board of Directors
George R. Aylward
Philip R. McLoughlin, Chairman
William R. Moyer
James M. Oates
James B. Rogers, Jr.
R. Keith Walton
Brian T. Zino
William H. Wright II, Advisory Member
Officers
George R. Aylward, President and Chief Executive Officer
Francis G. Waltman, Executive Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Peter Batchelar, Senior Vice President
William Renahan, Vice President, Chief Legal Officer, and Secretary
Investment Adviser
Virtus Alternative Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare Trust Company NA
P.O. Box 43078
Providence, RI 02940-3078
Fund Counsel
Sullivan & Worcester LLP
1666 K Street, NW
7th Floor
Washington, DC 20006
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

c/o Computershare Investor Services
P.O. Box 43078
Providence, RI 02940
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8567	07-19

Item 2.	Code of Ethics.

Response not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Response not required for semi-annual report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Response not required for semi-annual report.

(b)

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Duff & Phelps Select MLP and Midstream Energy Fund Inc.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 8/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 8/5/19

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date 8/5/19

* Print the name and title of each signing officer under his or her signature.